As filed with the Securities and Exchange Commission on January 16, 2001


                                                              File No. 333-17391
                                                                       811-07959
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.                       [ ]
                         Post-Effective Amendment No. 72                     [X]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 74                             [X]


                              ADVISORS SERIES TRUST
               (Exact name of registrant as specified in charter)

   4455 E. Camelback Road, Suite 261E
               Phoenix, AZ                                              85018
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number (including area code): (602) 952-1100

                               ROBERT H. WADSWORTH
                              Advisors Series Trust
                       4455 E. Camelback Road, Suite 261E
                                Phoenix, AZ 85018
               (Name and address of agent for service of process)

                                    Copy to:

                               Julie Allecta, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                             San Francisco, CA 94104

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective (check appropriate box)


     [ ]  upon filing pursuant to paragraph (b)
     [X]  on January 28, 2001 pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(i)
     [ ]  on (date) pursuant to paragraph (a)(i)
     [ ]  75 days after filing pursuant to paragraph (a)(ii)
     [ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485


If appropriate, check the following box

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

The Rockhaven Fund is a mutual fund with the investment objective of obtaining above average current income together with capital appreciation. The Rockhaven Premier Dividend Fund is a mutual fund with a primary investment objective of obtaining high current income and a secondary objective of seeking capital appreciation. The Rockhaven Fund and The Rockhaven Premier Dividend Fund may be referred to herein collectively as the "Funds." Both Funds attempt to achieve their investment objectives by investing in a diversified portfolio of equity securities.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF THE BANK IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS

An Overview of the Funds ....................................................  2
Fees and Expenses of the Funds ..............................................  5
Investment Objectives and Principal Investment Strategies ...................  6
Related Risks of Investing in the Funds .....................................  7
Management of the Funds .....................................................  8
Account Information .........................................................  9
How to Invest ............................................................... 12
How to Sell Shares .......................................................... 14
Services Available to Shareholders .......................................... 16
Earnings and Taxes .......................................................... 17
Financial Highlights ........................................................ 17

MORE DETAILED INFORMATION ON ALL SUBJECTS COVERED IN THIS PROSPECTUS IS CONTAINED IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION ("SAI"). INVESTORS SEEKING MORE IN-DEPTH EXPLANATIONS OF THE CONTENTS OF THIS PROSPECTUS SHOULD REQUEST THE SAI AND REVIEW IT BEFORE PURCHASING SHARES.


PROSPECTUS
JANUARY 28, 2001


The Rockhaven Fund (RAMEX)
The Rockhaven Premier Dividend
Fund (RAMCX)

Rockhaven Asset Management
100 First Avenue
Suite 850
Pittsburgh, PA 15222

Shareholder Services: 1-866-634-0603
Fund Literature: 1-800-522-3508

                            AN OVERVIEW OF THE FUNDS

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The investment objective of The Rockhaven Fund is to obtain above average current income together with capital appreciation. The primary investment objective of The Rockhaven Premier Dividend Fund is to obtain high current income, with a secondary objective of seeking capital appreciation. The investment objectives of the Funds may be changed only with shareholder approval.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

The Funds invest primarily in income-producing equity securities. In selecting investments, Rockhaven Asset Management, LLC (the "Advisor") selects common stocks that it believes have good value, attractive yield and potential for dividend growth. The Rockhaven Fund gives equal emphasis to capital appreciation and current yield in order to achieve its investment objective while The Rockhaven Premier Dividend Fund emphasizes investments in convertible securities to generate higher income. Based on the Advisor's assessment of market and economic conditions and outlook, the Advisor may invest the Funds' assets in preferred stocks and convertible stocks. Under normal market conditions, both Funds expect to invest at least 65% of their assets in income producing equity securities, consisting of common and preferred stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks. Under normal market conditions, The Rockhaven Premier Dividend Fund will invest at least 65% of its assets in convertible securities.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

You may lose money by investing in the Funds. The other principal risks you should consider are:

MARKET DECLINE - A company's stock price or the overall stock market may experience a sudden decline.

INTEREST RATES - The Funds may invest in bonds and other debt instruments which may be affected by interest rate changes and changes in the creditworthiness of the bond or debt instrument issuer.

FOREIGN SECURITIES - Both Funds may invest in stocks of foreign companies. Stocks of foreign companies may involve greater volatility and political and economic risks.

DEFENSIVE INVESTMENTS - The Funds may invest up to 100% of their assets in cash, cash equivalents, and high quality, short-term debt securities and money market instruments for temporary defensive purposes during unusual economic or market conditions. During such periods, the Funds may not achieve their investment objectives. For example, should the market advance during this period, the Funds may not participate as much as they would have if they had been more fully invested.

WHO MAY WANT TO INVEST IN THE FUNDS

The Funds may be appropriate for investors who:

* Are willing to hold their shares for a long period of time (e.g. in preparation for retirement);
* Are diversifying their investment portfolio by investing in a mutual fund that concentrates in equity securities, including securities convertible into equities, and corporate bonds;
* Are willing to accept higher short-term risk in exchange for a higher potential for a long-term total return.

WHO MAY NOT WANT TO INVEST IN THE FUNDS

The Funds may not be appropriate for investors who:

*    Are looking for a short-term investment;
*    Are unable, or unwilling, to accept short-term risk.

FUNDS' PERFORMANCE

The following performance information (on pages _ and _) indicates some of the risks of investing in the Funds. The bar charts show how the Funds' total returns have varied from year to year. The bar charts do not reflect sales charges that you may pay to purchase Fund shares. If they were included, the returns would be less than those shown. The tables show the Funds' average returns over time compared with broad-based market indices. Unlike the bar charts, the tables assume that the maximum sales charge was paid. Past performance is no guarantee of future results.


THE ROCKHAVEN FUND
CALENDAR YEAR TOTAL RETURNS

[Bar chart]

1998: 11.88%
1999: 14.84%
2000: -1.46%

During the period of time displayed in the bar chart to the left, The Rockhaven Fund's highest quarterly return was 19.95% for the quarter ended December 31, 1999 and the lowest quarterly return was -12.04% for the quarter ended September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2000

                                                     Annualized
                                                  Since Inception
                                  One Year         (Nov. 3, 1997)
                                  --------         --------------
The Rockhaven Fund                 -7.13%               9.59%
S&P 500 Index                      -9.10%              14.89%
S&P Barra Value Index               6.08%              12.65%


The Standard & Poor's 500 Index ("S&P 500 Index") is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The S&P 500 Index is adjusted to reflect reinvestment of dividends. The S&P Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 Index with lower price-to-book-ratios.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


THE ROCKHAVEN PREMIER
DIVIDEND FUND
CALENDAR YEAR TOTAL RETURNS

[Bar chart]

1998: 14.83%
1999: 52.14%
2000:  3/35%

During the period of time displayed in the bar chart to the left, The Rockhaven Premier Dividend Fund's highest quarterly return was 29.98% for the quarter ended December 31, 1999 and the lowest quarterly return was -11.02% for the quarter ended September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2000
                                                    Annualized
                                                  Since Inception
                                  One Year         (Nov. 3, 1997)
                                  --------         --------------
The Rockhaven Premier              -2.59%              18.71%
Dividend Fund
Merrill Lynch
All-Convertible Index               3.50%               9.05%


The  Merrill  Lynch  All-Convertible  Index  includes  U.S.   dollar-denominated
convertibles of $50 million or more in size and incorporates both traditional and mandatory conversion structure.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                         FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of each Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                                      5.75%
Redemption Fee*                                                            1.00%

ANNUAL OPERATING EXPENSES OF EACH FUND
(expenses  that are deducted  from the assets of each Fund)


                                                                 THE ROCKHAVEN
                                                   THE              PREMIER
                                              ROCKHAVEN FUND     DIVIDEND FUND
                                              --------------     -------------
Management Fees                                    0.75%             0.75%
Distribution and Service (12b-1) Fees              0.25%             0.25%
Other Expenses                                     2.80%             0.58%
                                                  -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES               3.80%             1.58%
Fee Waiver and/or Expense Reimbursement**         (2.30)%           (0.08)%
                                                  -----             -----
NET EXPENSES                                       1.50%             1.50%
                                                  =====             =====

----------
* The Redemption Fee (as a percentage of original purchase price or redemption proceeds, whichever is lower) will be imposed on redemptions made within 1 year of purchase.
** The Advisor has contractually agreed to reduce its fees and/or pay expenses of each Fund for an indefinite period to insure that the Fund's "Total Annual Fund Annual Operating Expenses" do not exceed 1.50%. This contract may only be terminated by the Board of Trustees. However, the Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of a Fund if such repayment may be repaid to the Advisor within three years after they occur, if such repayments can be achieved within a Fund's current expense limit, if any, for that year and if certain other conditions are satisfied.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

           ONE YEAR      THREE YEARS      FIVE YEARS      TEN YEARS
           --------      -----------      ----------      ---------
             $719          $1,022           $1,346         $2,263

           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Rockhaven Fund's investment objective is to obtain above average current income together with capital appreciation. The Rockhaven Premier Dividend Fund's investment objective is to obtain high current income with a secondary objective of capital appreciation.

Both Funds attempt to achieve their investment objectives by investing in a diversified portfolio of equity securities. Under normal market conditions, each Fund will invest at least 65% of its total assets in income-producing equity securities, consisting of common and preferred stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks. Under normal market conditions, The Rockhaven Premier Dividend Fund will invest at least 65% of its assets in convertible securities.

The Advisor expects that The Rockhaven Premier Dividend Fund will maintain a higher percentage of its portfolio in convertible securities than will The Rockhaven Fund. The Funds may depart from their principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic or political conditions. This may result in the Funds not achieving their investment objectives.

Although the Funds will be managed with consideration given to tax efficiency, each Fund's portfolio turnover rate has and could exceed 100%. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect the Funds' performance. The Advisor expects that the turnover rate for the Funds will not exceed 200%.

OTHER SECURITIES THE FUNDS MAY PURCHASE

Under normal market conditions, each Fund may invest up to 35% of the value of its total assets in corporate bonds, notes, rights and warrants, as well as short-term obligations. In addition, each Fund may also invest in the following types of securities. The SAI contains more detailed descriptions of these securities.

EQUITY-LINKED SECURITIES - During periods of abnormally high cash inflows to the Funds, the Funds may invest, for a short period of time, in equity-linked derivatives, such as Standard & Poor's Depository Receipts - more commonly known as "SPDRs." SPDRs and other similar derivative securities are instruments that trade like stock but whose value tracks, and attempts to duplicate, a well-known securities index or basket of securities.

OPTIONS - Each Fund may write covered call options without limit on equity securities.

FOREIGN SECURITIES - The Funds may invest in securities of foreign issuers, including American Depositary Receipts ("ADRS"). Up to 50% of a Fund"s total assets may be invested in foreign securities which are listed on a national securities exchange, but investments in other foreign securities are not expected to exceed 5% of either Fund's total assets. The Funds may also invest in securities issued by companies within emerging or developing countries, which involve substantially greater risks than other foreign investments.

LOWER RATED SECURITIES - Each Fund may invest in debt securities which are rated lower than investment grade by a nationally recognized rating agency, such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc.. ("Moody's"). In no event will a Fund purchase a security rated lower than "C" or the equivalent (please see the SAI for a description of these ratings).

The Funds may also invest up to 50% of their total assets in convertible debt securities rated as low as C. If a security held by a Fund is downgraded below C, the Fund will dispose of it in an orderly manner.

                    RELATED RISKS OF INVESTING IN THE FUNDS

There are other risks to investing in the Funds that may adversely affect your investment. The SAI contains additional information regarding these risks.

MARKET RISK - The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

FOREIGN SECURITIES RISK - Investing in foreign securities may involve greater risks and in the case of emerging or developing market securities, substantially greater risk, including: (i) economic and political instability; (ii) restricted or minimal publicly available information about the security or its market;
(iii) less strict auditing and financial reporting requirements; (iv) less governmental supervision and regulation of securities markets; and (v) liquidity problems, including a greater possibility of not being able to buy or sell securities on a timely basis.

LOWER RATED SECURITIES - Debt securities rated below "BBB" by S&P or "Baa" by Moody's are commonly referred to as "junk bonds." Junk bonds are considered speculative investments and carry a greater risk of price volatility and may be less liquid. In addition, issuers of junk bonds are subject to a greater risk of insolvency, meaning that the securities are subject to a greater risk of default than securities of a higher grade. Please see the SAI for a description of various ratings for rated securities.

                            MANAGEMENT OF THE FUNDS


INVESTMENT ADVISOR

Rockhaven Asset Management, LLC, organized in February, 1997, is the investment advisor to the Funds (the "Advisor"). The Advisor provides asset management services to individuals and institutional investors. The Advisor's address is 100 First Avenue, Suite 850, Pittsburgh, Pennsylvania 15222. The Advisor provides advice on buying and selling securities. The Advisor also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed by the Funds. For its services, each Fund pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended September 30, 2000, the Advisor received advisory fees of 0.67% of average daily net assets, net of waiver, from The Rockhaven Premier Dividend Fund and waived all advisory fees due from The Rockhaven Fund.


PORTFOLIO MANAGERS

Christopher H. Wiles and Lawrence E. Eakin, Jr. are principally responsible for the day-to-day management of the Funds' portfolios.

Mr. Wiles (who along with AmSouth Bank of Alabama and its parent, AmSouth Bancorporation, controls the Advisor) is the President of the Advisor and has been active in the investment field professionally since 1984. Prior to founding the Advisor, Mr. Wiles was Senior Vice President of Federated Investors, where he was the portfolio manager of Federated Utility Fund. He was also portfolio manager of Federated Equity-Income Fund from August 1, 1991, to January 31, 1997.

Mr. Eakin has been Director of Research since he joined the Advisor in February, 1997. From February 1995 until February 1997, Mr. Eakin was a Technology Analyst at Federated Investors, where he served primarily as a technology sector analyst for the actively managed equity mutual funds. From 1986 to 1995, Mr. Eakin was Project Leader/Senior Information Analyst at Westinghouse Electric.

PRIOR PERFORMANCE OF THE PORTFOLIO MANAGER

Prior to founding the Advisor, Mr. Wiles was Senior Vice President of Federated Investors, where he was the portfolio manager of Federated Utility Fund. He was also portfolio manager of Federated Equity-Income Fund from August 1, 1991, to January 31, 1997, and had full discretionary authority over the selection of investments for that fund. The Federated Equity-Income Fund has investment objectives, policies, strategies and risks substantially similar to those of The Rockhaven Fund. The cumulative total return for the Federated Equity-Income Fund Class A Shares from August 1, 1991 through January 31, 1997 was 139.82%, absent the imposition of a sales charge. The cumulative total return for the same period for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") was 135.09%. At January 31, 1997, the Federated Equity-Income Fund had approximately $970 million in total net assets.

Average annual returns for the one-year, three-year and five-year periods ended January 31, 1997 and for the entire period during which Mr. Wiles managed that fund compared with the performance of the S&P 500 Index and the Lipper Equity Income Fund Index were:

                                         Federated Equity-Income Fund(1)         Lipper
                                      ------------------------------------       Equity
                                         With        Without      S&P 500        Income
                                      sales load    sales load    Index(2)    Fund Index(3)
                                      ----------    ----------    --------    -------------
One Year                                 16.48        23.26%       26.34%         19.48%
Three Years                              14.85        17.03%       20.72%         15.09%
Five Years                               15.20        16.51%       17.02%         14.73%
August 1, 1991- January 31, 1997         16.05%       17.25%       16.78%         14.99%

----------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. During the period from August 1, 1991 through January 31, 1997, the operating expense ratio of the Federated Equity-Income Fund ranged from .95% to 1.05% of that fund's average daily net assets. The expense ratio for The Rockhaven Fund is higher, and the effect of those expenses may result in less favorable performance.

(2) The S&P 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The S&P 500 Index is adjusted to reflect reinvestment of dividends.

(3) The Lipper Equity Income Fund Index is equally weighted and composed of the largest mutual funds within its investment objective. These funds seek high current income and growth of income through investing 60% of more of their respective portfolios in equity securities.

Historical performance is not indicative of future performance. The Federated Equity-Income Fund is a separate fund and its historical performance is not indicative of the potential performance of The Rockhaven Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

                              ACCOUNT INFORMATION

WHAT IS THE NET ASSET VALUE OF A FUND?

Each Fund's net asset value per share ("NAV") is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values determined in good faith by or under the supervision of the Board of Trustees of the Trust. The fair value of short-term obligations with remaining maturities of 60 days or less is considered to be their amortized cost.

WHEN IS MONEY INVESTED IN A FUND?

Any money received for investment in a Fund from an investor, whether sent by check or by wire, is invested at the NAV, less the sales load (if applicable), of that Fund which is next calculated after the money is received (assuming the check or wire correctly identifies the Fund and account). Orders received from dealers are invested at the NAV, less the sales load (if applicable), next calculated after the order is received. The NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), generally 4:00 p.m., Eastern time. The NAV is not calculated on days that the NYSE is closed for trading. A check or wire received after the NYSE closes is invested as of the next calculation of the Fund's NAV.

WHAT IS THE PRICE YOU PAY FOR EACH SHARE OF THE FUNDS?

When you invest in the Funds, you generally pay the "offering price" of a share. The offering price of shares is the NAV per share plus a sales charge that is based on the amount purchased, as described in the table below.

                                       AS A PERCENTAGE          AS A PERCENTAGE
YOUR INVESTMENT                       OF OFFERING PRICE       OF YOUR INVESTMENT
---------------                       -----------------       ------------------
Up to $99,999                               5.75%                    6.10%
$100,000 to $249,999                        4.50%                    4.71%
$250,000 to $499,999                        3.25%                    3.36%
$500,000 to $999,999                        2.00%                    2.04%
$1,000,000 or more                          None                     None


SALES CHARGE REDUCTIONS. You can take advantage of the breakpoints in the sales charge schedule or become eligible for a reduced sale charge by using one or more of the following programs.

LETTER OF INTENT - You may qualify for an immediate reduced sales charge on purchases by completing the Letter of Intent section on the Account Application. You must state an intention to purchase, during the next 13 months, a specified amount of shares of one or both Funds which, if made at one time, would qualify for a reduced sales charge.

RIGHTS OF ACCUMULATION - The reduced sales charges applicable to purchases apply on a cumulative basis over any period of time. Thus the value of all shares of one or both Funds owned by you (including your own account, IRA account, or other account), taken at current NAV, can be combined with a current purchase of shares to determine the rate of sales charge applicable to the current purchase in order to receive the cumulative quantity reduction. When opening a new account, the fact that you currently hold shares of one or both Funds must be indicated on the Account Application in order to receive the cumulative quantity discount. For subsequent purchases, the Funds' Shareholder Servicing Agent, 1-866-634-0603, should be notified of current holdings of Fund shares prior to the additional purchase of shares.

BROKER-AGGREGATED ORDERS - Purchase orders below $1 million that are placed through a broker-dealer whose customer accounts in one or both Funds total in the aggregate more than $1 million may qualify for a reduced sales charge of 1.00% (1.01% of net asset value), which amount will be fully retained by the broker-dealer. Your broker representative will advise you if this reduction is available.

PURCHASES AT NET ASSET VALUE. Shares of the Funds may be purchased at NAV by the following shareholders:

(i) Shareholders who make additional purchases into any account that existed on or before September 17, 1999; (ii) officers, trustees, directors and full time employees of the Trust, the Advisor, the Administrator and affiliates of those companies, or by their family members; (iii) registered representatives and employees of firms which have selling agreements with First Fund Distributors, Inc. (the "Distributor"); (iv) investors making purchases through retail fund "supermarkets" for a higher minimum initial investment of $3,000; (v) investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (vi) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code (the "Code") and deferred compensation and annuity plans under Sections 403 and 457 of the Code; and (vii) by such other investors who are determined to have acquired shares under circumstances not involving any sales expense to the Fund or Distributor.

The Distributor has the right to decide whether a purchase may be made at NAV.

At the Advisor's discretion, the Advisor may pay supplemental distribution assistance, out of its own resources, to any dealer who has executed a selling agreement with the Distributor through which a Fund share purchase is made. Additionally, the Advisor, at its discretion, may pay a "finders fee" to any person who has assisted the Advisor or Distributor in securing additional investments in the Funds.


RULE 12b-1 FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distribution Plan permits the Funds to pay the Advisor, as Distribution Coordinator, for the sale and distribution of Fund shares at an annual rate of up to 0.25% of each Fund's average daily net assets annually. Payments made by the Funds pursuant to the Distribution Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment in the Funds and may cost you more than paying other types of sales charges.

                                 HOW TO INVEST

OPENING A NEW ACCOUNT

There  are  several  ways  to  purchase   shares  of  either  Fund.  An  Account
Application, which accompanies this Prospectus, is used if you send money directly to a Fund by mail or by wire. If you have questions about how to invest, or about how to complete the Account Application, please call an account representative at 1-866-634-0603.

PURCHASING SHARES BY MAIL

If you wish to invest by mail, simply complete the Account Application and mail it with a check (made payable to either The Rockhaven Fund or The Rockhaven Premier Dividend Fund) to the Funds' Shareholder Servicing Agent, Ultimus Fund Solutions, LLC at the following address:

The Rockhaven Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 641745
Cincinnati, OH 45264-1745

If you wish to send your Account Application and check via an overnight delivery service (such as FedEx), delivery cannot be made to a post office box. In that case, you should use the following address:

The Rockhaven Funds
c/o Firstar Bank, N.A.
Mutual Fund Custody Department
425 Walnut Street, M.L. 6118
Sixth Floor
Cincinnati, OH 45202

PURCHASING SHARES BY WIRE

To open an account by wire, call 1-866-634-0603 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the NYSE is open for trading, in order to receive an account number. It is important to call and receive this account number, because if your wire is sent without it or without the name of the Fund, there may be a delay in investing the money you wire. You should then ask your bank to wire money to:

Firstar Bank, N.A. Cinti/Trust
ABA #0420-0001-3
for credit to [The Rockhaven Fund
or The Rockhaven Premier Dividend Fund]
DDA #821663614
for further credit to [your name and account number]

Your bank or financial institution may charge you a fee for sending a wire to the Fund.

PURCHASING SHARES THROUGH AN INVESTMENT DEALER

You may buy and sell shares of each Fund through certain brokers (and their agents, together "brokers") that have made arrangements with the Funds. An order placed with such a broker is treated as if it were placed directly with a Fund, and will be executed at the next share price calculated by the Fund. On most cases, your shares will be held in an account in the broker's name, and the broker will maintain your individual ownership information. The Funds may pay the broker for maintaining these records as well as providing other shareholder services. In addition, the broker may charge you a fee for handling your order. The broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' Prospectus.

Investment advisors or financial planners may charge a management, consulting or other fee for their services. Investment advisors and financial planners placing trades for their own accounts or for accounts of their clients and clients of such investment advisors or financial planners placing trades for their own accounts may be able to place these trades with the Funds at NAV if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. Additionally, retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b), or 457 of the Code and "rabbi trusts" may also purchase at NAV.

MINIMUM INVESTMENTS

The minimum initial investment of each Fund is $1,000. The minimum subsequent investment is $100. For purchases through retail fund "supermarkets" where an investor is able to purchase shares of the Funds at NAV, the minimum initial investment is $3,000.

ADDITIONAL INVESTMENTS

You may add to your account at any time with $100 or more by sending a check, with the stub from an account statement, to the Fund at the address listed previously. Please also write your account number on the check. (If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check). If you want to send additional money for investment by wire, it is important for you to call the Fund at 1-866-634-0603. You may also make additional purchases through an investment dealer, as described above.

                               HOW TO SELL SHARES

You have the right to redeem all or any portion of your shares of a Fund at NAV on each day the NYSE is open for trading.

REDEMPTIONS IN WRITING

You may redeem your shares by simply sending a written request to the Fund which you own. You should give your account number and state whether you want all or part of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to:

The Rockhaven Fund or The Rockhaven Premier Dividend Fund
P.O. Box 46707
Cincinnati, OH 45246-9453

SIGNATURE GUARANTEE

If the value of the shares you wish to redeem exceeds $100,000, the signatures on the redemption request must be guaranteed by an "eligible guarantor institution," These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing a signature must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

REDEMPTIONS BY TELEPHONE

If you  complete  the  Redemption  by  Telephone  portion  of a  Fund's  Account
Application, you may redeem shares on any business day the NYSE is open by calling the Funds' Shareholder Servicing Agent at 1-866-634-0603 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired, at your direction, on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). Telephone redemptions cannot be made for retirement plan accounts.

By establishing telephone redemption privileges, you authorize the Funds and their Shareholder Servicing Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated in the Account Application. The Funds and the Shareholder Servicing Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If the Funds and the Shareholder Servicing Agent follow these normal identification procedures, they will not be liable for any loss, liability, or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. Either Fund may change, modify, or terminate these privileges at any time upon at least 60-days' notice to shareholders.

You may request telephone redemption privileges after your account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

WHAT PRICE IS USED FOR A REDEMPTION?

The redemption price is the NAV of a Fund's shares, next determined after shares are validly tendered for redemption. All signatures of account holders must be included in the request, and a signature guarantee, if required, must also be included for the request to be valid.

WHEN ARE REDEMPTION PAYMENTS MADE?

As noted above, redemption payments for telephone redemptions are sent on the day after the telephone call is received. Payments for redemptions sent in writing are normally made promptly, but no later than seven days after the receipt of a request that meets requirements described above. However, either Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the SEC.

If you made your initial purchase by wire, payment of your redemption proceeds for those shares will not be made until one business day after the completed Account Application is received. If shares were purchased by check and then redeemed shortly after the check is received, a Fund may delay sending the redemption proceeds until it has been notified that the check used to purchase the shares has been collected, a process which may take up to 15 days. This delay may be avoided by investing by wire or by using a certified or official bank check to make the purchase.

REPURCHASES FROM DEALERS

A Fund may accept orders to repurchase shares from an investment dealer on behalf of a investment dealer's customers. The NAV for a repurchase is that next calculated after receipt of the order from the investment dealer. The investment dealer is responsible for forwarding any documents required in connection with a redemption, including a signature guarantee, promptly, and a Fund may cancel the order if these documents are not received promptly.

REINVESTMENT AFTER REDEMPTION

If you redeem shares in your Fund account, you can reinvest within 90 days from the date of redemption all or any part of the proceeds in shares of either Fund, at NAV, on the date the Shareholder Servicing Agent receives your purchase request. To take advantage of this option, send your reinvestment check along with a written request to the Shareholder Servicing Agent within 90 days from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinvestment Privilege." If your reinvestment is into a new account, it must meet the minimum investment and other requirements of the Fund into which the reinvestment is being made.

OTHER INFORMATION ABOUT REDEMPTIONS

A redemption may result in recognition of a gain or loss for federal income tax purposes. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or Uniform Gifts or Transfers to Minors Act account) may be redeemed by a Fund if, due to redemptions you have made, the total value of your account is reduced to less than $500. If a Fund determines to make such an involuntary redemption, you will first be notified that the value of your account is less than $500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from its portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

OTHER POLICIES

The Fund may waive the minimum investment requirements for purchases by certain groups or retirement plans. All investments must be made in U.S. funds, and checks must be drawn on U.S. banks. Third party checks are not accepted. The Fund may charge you if your check is returned for insufficient funds. The Fund reserves the right to reject any investment, in whole or in part. The IRS requires that you provide the Fund or your Broker with a taxpayer identification number and other information upon opening an account. You must specify whether you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 31%.

                       SERVICES AVAILABLE TO SHAREHOLDERS

RETIREMENT PLANS

You may obtain prototype IRA plans from the Funds. Shares of the Funds are also eligible investments for other types of retirement plans.

AUTOMATIC INVESTING BY CHECK

You may make regular monthly investments in the Funds using the "Automatic Investment Plan." A check is automatically drawn on your personal checking account each month for a predetermined amount (but not less than $100), as if you had written it directly. Upon receipt of the withdrawn funds, a Fund automatically invests the money in additional shares of the Fund at the current offering price. Applications for this service are available from the Funds. There is no charge by a Fund for this service. Either Fund may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Shareholder Servicing Agent in writing, sufficiently in advance of the next withdrawal.

AUTOMATIC WITHDRAWALS

Each Fund offers an Automatic Withdrawal Plan whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To start this Program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month or quarter is $50. This Program may be terminated or modified by a shareholder or a Fund at any time without charge or penalty. A withdrawal under the Automatic Withdrawal Plan involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

EXCHANGE PRIVILEGE

You may exchange your shares of either of the Funds (in amounts of $1,000 or more) for shares of the other Fund. For more information, call the Shareholder Servicing Agent at 1-866-634-0603.

                               EARNINGS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, if any, are normally declared and paid by each Fund each quarter. Capital gain distributions, if any, are normally made in December, but a Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of a Fund at the NAV per share on the reinvestment date unless you have previously requested in writing to the Shareholder Servicing Agent that payment be made in cash.

TAXES

The Funds intend to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. You will be informed annually of the amount and nature of a Fund's distributions. Additional information about taxes is set forth in the SAI. You should consult your own advisers concerning federal, state and local taxation of distributions from the Funds.

                              FINANCIAL HIGHLIGHTS


These tables show each Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. "Total return" shows how much your investment in the Funds would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information for the years ending after September 30, 1998 has been audited by PricewaterhouseCoopers LLP, independent accountants. The information for the period ended September 30, 1998 was audited by other independent accounts. PricewaterhouseCoopers LLP's reports and the Funds' financial statements are included in the Annual Report, which is available upon request.

THE ROCKHAVEN FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                                                              November 3, 1997*
                                                               Year ended       Year ended        through
                                                             Sept. 30, 2000   Sept. 30, 1999   Sept. 30, 1998
                                                             --------------   --------------   --------------
Net asset value, beginning of period ......................     $ 11.72          $  9.71          $ 10.00
                                                                -------          -------          -------
Income from investment operations:
  Net investment income ...................................        0.14             0.09             0.14
  Net realized and unrealized gain/(loss) on investments           3.26             2.03            (0.29)
                                                                -------          -------          -------
Total from investment operations ..........................        3.40             2.12            (0.15)
                                                                -------          -------          -------
Less distributions:
  From net investment income ..............................       (0.14)           (0.11)           (0.14)
  From net realized gain on investments ...................       (0.31)              --               --
                                                                -------          -------          -------
Total distributions .......................................       (0.45)           (0.11)           (0.14)
                                                                -------          -------          -------
Net asset value, end of period ............................     $ 14.67          $ 11.72          $  9.71
                                                                =======          =======          =======
Total return+ .............................................       29.48%           21.88%           (1.61)%++

Ratios/supplemental data:
Net assets, end of period (millions) ......................     $   4.9          $   3.0          $   2.0

Ratio of expenses to average net assets:
  Before expense reimbursement ............................        3.80%            4.59%          8.51%^
  After expense reimbursement .............................        1.50%            1.50%          1.49%^

Ratio of net investment income to average net assets:
  After expense reimbursement .............................        1.07%            0.83%          1.82%^

Portfolio turnover rate ...................................      142.74%          113.36%           98.13%

*  Commencement of operations.
+  Does not reflect sales load.
++ Not annualized.
^  Annualized.

THE ROCKHAVEN PREMIER DIVIDEND FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                                                               November 3, 1997*
                                                                Year ended       Year ended        through
                                                              Sept. 30, 2000   Sept. 30, 1999   Sept. 30, 1998
                                                              --------------   --------------   --------------
Net asset value, beginning of period .......................     $ 13.12          $  9.80          $ 10.00
                                                                 -------          -------          -------
Income from investment operations:
  Net investment income ....................................        0.29             0.18             0.21
  Net realized and unrealized gain/(loss) on investments ...        6.26             3.33            (0.21)
                                                                 -------          -------          -------
Total from investment operations ...........................        6.55             3.51               --
                                                                 -------          -------          -------
Less distributions:
  From net investment income ...............................       (0.27)           (0.19)           (0.20)
  From net realized gain on investments ....................       (0.25)              --               --
                                                                 -------          -------          -------
Total distributions ........................................       (0.52)           (0.19)           (0.20)
                                                                 -------          -------          -------
Net asset value, end of period .............................     $ 19.15          $ 13.12          $  9.80
                                                                 =======          =======          =======
Total return+ ..............................................       50.67%           35.98%           (0.10)%++

Ratios/supplemental data:
Net assets, end of period (millions) .......................     $  37.0          $   8.7          $   1.7

Ratio of expenses to average net assets:
  Before expense reimbursement .............................        1.58%            3.06%         11.28%^
  After expense reimbursement ..............................        1.50%            1.50%          1.49%^

Ratio of net investment income to average net assets:
  After expense reimbursement ..............................        1.83%            1.51%          2.62%^

Portfolio turnover rate ....................................      108.77%          120.16%          147.56%

*  Commencement of operations.
+  Does not reflect sales load.
++ Not annualized.
^  Annualized.

                               THE ROCKHAVEN FUND
                       THE ROCKHAVEN PREMIER DIVIDEND FUND
              EACH A SERIES OF ADVISORS SERIES TRUST (THE "TRUST")

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                           Ultimus Fund Solutions, LLC
                                 P.O. Box 641745
                            Cincinnati, OH 45264-1745
                        Telephone: 1-800-_______________

YOU MAY ALSO CONTACT THE FUNDS DIRECTLY AT:

                         Rockhaven Asset Management, LLC
                                100 First Avenue
                                    Suite 850
                              Pittsburgh, PA 15222
                                 1-800-522-3508

You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Funds are also available:

* Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov, or
* For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
* For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

                                         (The Trust's SEC Investment Company Act
                                                       file number is 811-07959)

                               THE ROCKHAVEN FUND
                       THE ROCKHAVEN PREMIER DIVIDEND FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 28, 2001

     This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the Prospectus dated January 28, 2001, as may be revised from time to time, of The Rockhaven Fund (the "Rockhaven Fund") and The Rockhaven Premier Dividend Fund (the "Premier Dividend Fund"), each a series of Advisors Series Trust (the "Trust"). (The Rockhaven Fund and the Premier Dividend Fund may be referred to herein collectively as the "Funds.") Rockhaven Asset Management, LLC (the "Advisor") is the investment advisor to the Funds. A copy of the Prospectus may be obtained from the Funds at 100 First Avenue, Suite 850, Pittsburgh, PA 15222, telephone (800) 522-3508.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
The Trust ................................................................  B-2
Investment Objectives, Policies and Risks ................................  B-2
Investment Restrictions ..................................................  B-10
Portfolio Transactions and Brokerage .....................................  B-11
Portfolio Turnover .......................................................  B-13
Determination of Net Asset Value .........................................  B-13
Purchase and Redemption of Fund Shares ...................................  B-14
Management ...............................................................  B-17
Distribution Agreement ...................................................  B-20
Distribution Arrangements ................................................  B-20
Taxation .................................................................  B-21
Dividends and Distributions ..............................................  B-23
Performance Information ..................................................  B-24
General Information ......................................................  B-24
Appendix - Description of Ratings ........................................  B-26

                                    THE TRUST

Advisors Series Trust is an open-end, non-diversified management investment company organized as a Delaware business trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of nineteen series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Funds.

The Trust is registered with the Securities and Exchange Commission ("SEC")under the Investment Company Act of 1940 (the "Investment Company Act"). Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective of the Rockhaven Fund is seeking above average current income together with capital appreciation. The primary investment objective of the Premier Dividend Fund is seeking high current income, with a secondary objective of seeking capital appreciation. There is no assurance that the Funds will achieve their investment objectives. The discussion below supplements information contained in the Funds' Prospectus as to investment objectives, policies and risks of the Funds.

EQUITY SECURITIES

In addition to the risks associated with particular types of securities, which are discussed below, the Funds are subject to general market risks. The Funds invest primarily in common stocks. The market risks associated with stocks include the possibility that the entire market for common stocks could suffer a decline in price over a short or even an extended period. This could affect the net asset value of your Fund's shares. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

CONVERTIBLE SECURITIES AND WARRANTS

The Funds may also invest in convertible securities and warrants and the Premier Dividend Fund will invest in a higher percentage of convertible securities than the Rockhaven Fund. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

RISKS OF INVESTING IN DEBT SECURITIES

There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short, intermediate, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of the Funds to achieve their investment objective also depends on the continuing ability of the issuers of the debt securities in which the Funds invest to meet their obligations for the payment of interest and principal when due.

RISKS OF INVESTING IN LOWER-RATED DEBT SECURITIES

As set forth in the prospectus, each Fund may invest a portion of its net assets in debt securities, which may be rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Group ("S&P") or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below "Baa" and/or "BBB" are commonly referred to as "junk bonds." Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset values.

     PAYMENT EXPECTATIONS. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing that Fund's rate of return.

     LIQUIDITY AND VALUATION. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the Advisor's ability to accurately value high yield bonds and a Fund's assets and hinder a Fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

     CREDIT RATINGS. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Advisor must monitor the issuers of high yield bonds in a Fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity so that Fund can meet redemption requests. A Fund will dispose of a portfolio security in an orderly manner when its rating has been downgraded below C.

SHORT-TERM INVESTMENTS

The Funds may invest in any of the following securities and instruments:

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Funds may hold certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers' acceptances, the Funds also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

COMMERCIAL PAPER AND SHORT-TERM NOTES. The Funds may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

EQUITY-LINKED DERIVATIVES

The Funds may invest in Standard & Poor's ("S&P") Depository Receipts ("SPDRs") and S&P MidCap 400 Depository Receipts ("MidCap SPDRs"), World Equity Benchmark Series ("WEBS"), Dow Jones Industrial Average instruments ("DIAMONDS") and baskets of Country Securities ("OPALS"). Each of these instruments are derivative securities whose value follows a well-known securities index or basket of securities.

SPDRs and MidCap SPDRs are designed to follow the performance of the S&P 500 Index and the S&P MidCap 400 Index (the "Underlying Indices"), respectively. WEBS are currently available in 17 varieties, each designed to follow the performance of a different Morgan Stanley Capital International country index. DIAMONDS are designed to follow the performance of the Dow Jones Industrial Average which tracks the composite stock performance of 30 major U.S. companies in a diverse range of industries.

OPALS track the performance of adjustable baskets of stocks owned by Morgan Stanley Capital (Luxembourg) S.A. (the "Counterparty") until a specified maturity date. Holders of OPALS will receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks and certain amounts, net of expenses. On the maturity date of the OPALS, the holders will receive the physical securities comprising the underlying baskets. Opals, like many of these types of instruments, represent an unsecured obligation and therefore carry with them the risk that the Counterparty will default and the Fund may not be able to recover the current value of its investment.

Because the prices of SPDRs, MidCap SPDRs, WEBS, DIAMONDS and OPALS are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline, that the underlying indices decline or that financial condition of specific issuers in the underlying indices may become impaired. However, these securities may not fully replicate the performance of the underlying indices. In addition, because SPDRs, MidCap SPDRs, WEBS, DIAMONDS and OPALS will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some of even all of the stocks in the underlying indices.

In addition, because WEBS mirror the performance of a single country index, a economic downturn in a single country could significantly adversely affect the price of the WEBS for that country.

OPTIONS ON SECURITIES AND SECURITIES INDICES

WRITING CALL OPTIONS. Each Fund may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by that Fund.

STOCK INDEX OPTIONS. Each Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of a Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index would be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, that Fund might be unable to exercise an option it holds, which could result in substantial losses to that Fund. It is the policy of the Funds to purchase put or call options only with respect to an index which the Advisor believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

RISKS OF INVESTING IN OPTIONS. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."

DEALER OPTIONS. Each Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, that Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom that Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with that Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to that Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, that Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair that Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, a Fund will treat dealer options as subject to that Fund's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

FOREIGN INVESTMENTS

Each Fund may invest up to 5% of its net assets in securities of foreign issuers that are not publicly traded in the United States. Each Fund may also invest up to 50% of its net assets in foreign issuers that are traded on a national securities market, including depositary receipts.

DEPOSITARY RECEIPTS. Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary
Receipts ("GDRs") or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company
which  evidence   ownership  of  underlying   securities  issued  by  a  foreign
corporation.

RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

     POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     CURRENCY FLUCTUATIONS. The Funds may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' assets denominated in that currency. Such changes will also affect the Funds' income. The value of the Funds' assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

     EURO CONVERSION. Several European countries adopted a single uniform currency known as the "euro," effective January 1, 1999. The euro conversion, that will take place over a several-year period, could have potential adverse effects on a Fund's ability to value its portfolio holdings in foreign securities, and could increase the costs associated with the Funds' operations. Each Fund and the Adviser are working with providers of services to the Fund in the areas of clearance and settlement of trade in an effect to avoid any material impact on the Fund due to the euro conversion; there can be no assurance, however, that the steps taken will be sufficient to avoid any adverse impact on the Fund.

     LEGAL AND REGULATORY MATTERS. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

     TAXES. The interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

     EMERGING MARKETS. Some of the securities in which a Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Fund's investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, the Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Advisor's assessment of prevailing market, economic and other conditions.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Funds together with the repurchase price on repurchase. In either case, the income to the Funds is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. The Funds will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. A Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the Investment Company Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, a Fund could encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Funds will always receive as collateral for any repurchase agreement to which they are a party securities acceptable to the Advisor, the market value of which is equal to at least 100% of the amount invested by the Funds plus accrued interest, and the Funds will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Funds will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Funds could be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

Each Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to set aside additional assets in order to assure that the value of the account remains equal to the amount of that Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will set aside liquid assets to satisfy its purchase commitments in the manner described, that Fund's liquidity and the ability of the Advisor to manage it may be affected in the event that Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to that Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day that Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

BORROWING

Each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 5% of the value of its total assets at the time of such borrowings

INVESTMENT COMPANIES

The Funds may invest in shares of other investment companies. The Funds may invest in money market mutual funds in connection with their management of daily cash positions. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

ILLIQUID SECURITIES

Neither Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Funds' portfolios, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Funds' investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Funds might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not reflect the actual liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Trust's Board of Trustees may determine that such securities are not illiquid securities despite their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

GOVERNMENT OBLIGATIONS

Each Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

ZERO COUPON SECURITIES

Each Fund may invest up to 35% of its net assets in zero coupon securities. Zero coupon securities are debt securities which have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

VARIABLE AND FLOATING RATE INSTRUMENTS

Each Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by a Fund. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for the Funds to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

                            INVESTMENT RESTRICTIONS

The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act, of the outstanding voting securities of the Fund. Under the Investment Company Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. If a percentage representation is adhered to at the time of investment, a subsequent increase or decrease in percentage resulting from a change in the value of assets will not constitute a violation of that restriction, except with respect to policies on borrowing and illiquid securities, or as otherwise noted.

Each Fund is diversified.  This means that as to 75% of each Fund's total assets
(1) no more than 5% may be in the securities of a single issuer, (2) neither Fund may hold more than 10% of the outstanding voting securities of a single issuer.

In addition, neither Fund may:

1. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges or (b) entering into options, futures or repurchase transactions.

2. Mortgage, pledge or hypothecate any of its assets except in connection with any borrowings.

3. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

4. Purchase real estate, commodities or commodity contracts. (As a matter of operating policy, the Board of Trustees may authorize the Funds in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

5. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, or (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

6. Borrow money or pledge its assets, except that the Funds may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 5% of its total assets (including the amount borrowed).

7. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Funds from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

The Funds  observe the following  restrictions  as a matter of operating but not
fundamental   policy,   pursuant  to  positions  taken  by  federal   regulatory
authorities. The Funds may not:

1. Invest in securities of other investment companies except as permitted under the Investment Company Act.

2. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

3. Invest in any issuer for purposes of exercising control or management;

4. Sell securities short; or

5. Invest in stock index futures, currency or financial futures or related options.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Investment Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers will be used to execute the Funds' portfolio transactions. Purchases and sales of securities in the over-the-counter market will be executed directly with a "market-maker" unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be made through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one broker, dealer or underwriter are comparable, the order may be allocated to a broker, dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the National Association of Securities Dealers, Inc.

While it is the Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Advisor, even if the specific services are not directly useful to the Funds and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Funds.

Investment decisions for the Funds are made independently from those of other client accounts or mutual funds managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of the Funds and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for the Fund.

The Funds do not place securities transactions through brokers solely for selling shares of the Funds, although the Funds may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of the Funds for their customers.


For the fiscal year ended September 30, 2000, the Rockhaven Fund paid $19,474 in brokerage commissions, of which $1,969 was paid to firms who furnished research services. During the fiscal year ended September 30, 1999, the Fund paid $7,287 in brokerage commissions.


For the fiscal year ended September 30, 2000, the Premier Dividend Fund paid $24,478 in brokerage commissions, of which $872 was paid to firms who furnished research services. During the fiscal year ended September 30, 1999, the Fund paid $12,966 in brokerage commissions.

                               PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of them they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.


For the fiscal years ended September 30, 2000 and 1999, the Rockhaven Fund had a portfolio turnover rate of 142.74% and 113.36%, respectively. For the fiscal years ended September 30, 2000 and 1999, the Premier Dividend Fund had a portfolio turnover rate of 108.77% and 120.16%, respectively. The Rockhaven Fund experienced a higher rate of portfolio turnover for the fiscal year ended September 30, 2000 than for the prior fiscal year as a result of above-average volatility in the securities markets. As a result of this volatility, the Advisor found it necessary to trade securities in the Fund's portfolio more than usual in an attempt to meet the Fund's investment objective.


                        DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine the Fund's net asset value on the last day on which such exchange was open will be used, unless the Trust's Board of Trustees determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Fund's net asset value is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which the Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of the Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board.

The Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. If an options exchange closes after the time at which the Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                     PURCHASE AND REDEMPTION OF FUND SHARES

The information provided below supplements the information contained in the Funds' Prospectus regarding the purchase and redemption of each Fund's shares.

HOW TO BUY SHARES

Fund shares are purchased at the public offering price (net asset value plus the applicable sales charge) next determined after the Transfer Agent receives your order in proper form. In most cases, in order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the NYSE, currently 4:00 p.m. Orders are in proper form only after investment money is converted to U.S. dollars. Orders paid by check and received by 4:00 p.m., Eastern Time, will generally be available for the purchase of shares the following business day.

If you are considering redeeming or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption or transfer. Otherwise the Funds may delay payment until the purchase price of those shares has been collected, which may take up to 15 calender days. To eliminate the need for safekeeping, the Funds will not issue certificates for your shares unless you request them.

The Trust reserves the right in its sole discretion (1) to suspend the continued offering of the Funds' shares, (2) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Funds, and (3) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Funds' shares.

Selected securities brokers, dealers or financial intermediaries may offer shares of the Funds. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the Funds' daily cutoff time, currently the close of regular NYSE trading. Orders received after that time will be purchased at the next-determined net asset value.

The Funds may also issue Fund shares in exchange for appropriate portfolio securities. Such transactions may benefit the Funds by eliminating the transaction costs that would otherwise be borne by the Funds in purchasing portfolio securities in the stock markets. Under certain limited conditions, an investor may purchase Fund shares with portfolio securities that are moved into a Fund's portfolio on a tax-free basis for the investor. In such instance, the unrealized gain or loss in the transferred portfolio would become unrealized gain or loss for the Fund.

DEALER COMMISSIONS

The Distributor pays a portion of the sales charges imposed on purchases of the Funds' shares to retail dealers, as follows:

                                                     Dealer Commission
                                                        as a % of
          Your investment                             offering price
          ---------------                             --------------
          Up to $99,000                                    5.00%
          $100,000-$249,000                                4.00%
          $250,000-$499,999                                3.00%
          $500,000-$999,999                                1.75%
          $1,000,000 and over                              none

HOW TO SELL SHARES

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your investment representative. The Fund will forward redemption proceeds or redeem shares for which it has collected payment of the purchase price.

Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds' shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the payment of the redemption proceeds until payment for the purchase of such shares has been collected and confirmed to the Fund.

SELLING SHARES DIRECTLY TO THE FUND

Send a signed letter of instruction to the Transfer Agent, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form. In order to receive that day's net asset value, the Transfer Agent must receive your request before the close of regular trading on the NYSE.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE

Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services. If you sell shares having a net asset value of $100,000 or more, a signature guarantee is required.

If you want your redemption proceeds sent to an address other than your address as it appears on the Transfer Agent's records, a signature guarantee is required. The Funds may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Transfer Agent for details.

Signature guarantees may be obtained from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings institution. A notary public cannot provide a signature guarantee

DELIVERY OF PROCEEDS

The Funds generally send you payment for your shares the business day after your request is received in proper form, assuming the Funds have collected payment of the purchase price of your shares. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

TELEPHONE REDEMPTIONS

Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Funds or their agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing or redeeming shares of the Funds and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest Account Application or as otherwise properly specified to the Funds in writing.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if such procedures are observed, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

REDEMPTIONS-IN-KIND

The Funds intend to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Fund may make payment partly in its portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Fund pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period.

                                   MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to the Fund's investment objective and policies and to general supervision by the Board of Trustees.

The Trustees and officers of the Trust, their birth dates and positions with the Trust, their business addresses and principal occupations during the past five years are listed below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

WALTER E. AUCH  (born 1921) Trustee
6001 N. 62nd Place, Paradise Valley, AZ 85153. Management Consultant; Director, Nicholas-Applegate Funds, Salomon Smith Barney Funds, Banyan Strategic Realty Trust, Legend Properties, Pimco Advisors LLP and Senele Group.

ERIC M. BANHAZL* (born 1957) Trustee, President and Treasurer
2020 E. Financial Way, Glendora, CA 91741. Executive Vice President, Investment Company Administration, LLC; Vice President, First Fund Distributors, Inc.; Treasurer, Investec Guinness Flight Investment Funds, Inc.

DONALD E. O'CONNOR (born 1936) Trustee
4455 E. Camelback Rd., Suite 261-E, Phoenix, AZ 85018. Financial Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January, 1997); Vice President, Operations, Investment Company Institute (until June, 1993); Independent Director, The Parnassus Fund, The Parnassus Income Fund, and The Forward Funds.

GEORGE T. WOFFORD III (born 1939) Trustee
305 Glendora Circle, Danville, CA 94526. Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.

STEVEN J. PAGGIOLI (born 1950) Vice President
915 Broadway, Suite 1605, New York, NY 10010. Executive Vice President, Investment Company Administration, LLC; Vice President and Secretary, First Fund Distributors, Inc.; President and Trustee, Professionally Managed Portfolios; Trustee, Managers Funds Trust.

ROBERT H. WADSWORTH (born 1940) Vice President
4455 E. Camelback Rd., Suite 261-E, Phoenix, AZ 85018. President, Robert H. Wadsworth & Associates, Inc., Investment Company Administration, LLC and First Fund Distributors, Inc.; Vice President, Professionally Managed Portfolios; President and Trustee, Trust for Investment Managers; President, Guiness Flight Investment Funds, Inc.; Director, Germany Fund, Inc., New Germany Fund, Inc., Central European Equity Fund, Inc. and Deutsche Funds, Inc.

THOMAS W. MARSCHEL (born 1970) Vice President
4455  E.  Camelback  Rd.,  Suite  261-E,  Phoenix,  AZ  85018.  Vice  President,
Investment Company Administration, LLC; Treasurer, Trust for Investment Managers; Assistant Vice President, Investment Company Administration, LLC from October 1995 to January 2000.

CHRIS O. MOSER (born 1949) Secretary
4455 E. Camelback Rd., Suite 261-E, Phoenix, AZ 85018. Employed by Investment Company Administration, LLC (since July 1996); Secretary, Trust for Investment Managers; Formerly employed by Bank One, N.A. (From August 1995 until July
1996).

----------
* denotes Trustee who is an "interested person" of the Trust under the 1940 Act.

NAME AND POSITION                          AGGREGATE COMPENSATION FROM THE TRUST
-----------------                          -------------------------------------
Walter E. Auch, Trustee                                   $19,500
Donald E. O'Connor, Trustee                               $19,500
George T. Wofford III, Trustee                            $19,500

Compensation indicated is for the calendar-year ended December 31, 2000. Currently, each Independent Trustee receives $18,000 per year in fees, plus $500 for each meeting attended and is reimbursed for expenses. This amount is allocated among the portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

For the fiscal year ended September 30, 2000, Trustees' fees and expenses in the amounts of $3,597 were allocated to each of the Rockhaven Fund and the Premier Dividend Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

THE ADVISOR

Rockhaven Asset Management, LLC acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, the Advisor is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory
Agreement, the Advisor provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The Advisor continuously provides investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of each Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

Pursuant to the terms of the Advisory Agreement, the Advisor is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Advisor on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the Investment Company Act). The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In the event the operating expenses of a Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the Fund's expense limitation, the Advisor shall reduce its advisory fee

(which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Advisor shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Advisor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the Prospectus. However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay the Funds' operating expenses to the extent necessary to limit each Fund's aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Funds' obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees' subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.


For the fiscal year ending September 30, 2000, the Rockhaven Fund accrued $31,645 in advisory fees, all of which were waived by the Advisor. During the same period, the Advisor reimbursed the Fund an additional $65,335 in expenses. For the fiscal year ending September 30, 1999, the Fund accrued $23,276 in advisory fees, all of which were waived by the Advisor. During the same period, the Advisor reimbursed the Fund an additional $96,168 in expenses.


For the fiscal year ending September 30, 2000, the Premier Dividend Fund accrued $185,309 in advisory fees, of which $19,983 was waived by the Advisor. For the fiscal year ending September 30, 1999, the Fund accrued $40,522 in advisory fees, all of which were waived by the Advisor. During the same period, the Advisor reimbursed the Fund an additional $85,162 in expenses.

The Advisor is controlled by Christopher H. Wiles and AmSouth Bancorporation.

THE ADMINISTRATOR

Pursuant to an Administration Agreement (the "Administration Agreement"), Investment Company Administration, LLC is the administrator of the Funds (the "Administrator"). The Administrator provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund or by the Administrator on 60 days' written notice (as defined in the Investment Company Act). The Administration Agreement also provides that neither the Administrator or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

For its services, the Administrator receives a monthly fee from each Fund at the following annual rate, subject to a $30,000 annual minimum:

Fund asset level                       Fee rate
----------------                       --------
First $50 million                      0.20% of average daily net assets
Next $50 million                       0.15% of average daily net assets
Next $50 million                       0.10% of average daily net assets
Next $50 million, and thereafter       0.05% of average daily net


For the fiscal year ending September 30, 2000, the Rockhaven Fund the Premium Dividend Fund paid the Administrator $30,082 and 51,278, respectively, in fees.


                             DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with First Fund Distributors, Inc. (the "Distributor"), pursuant to which the Distributor acts as the Funds' underwriter, provides certain administration services and promotes and arranges for the sale of the Funds' shares. The Distributor is an affiliate of the Administrator.

The Distribution Agreement will continue in effect with respect to a Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the Investment Company Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the Investment Company Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

                            DISTRIBUTION ARRANGEMENTS

Pursuant to a plan of distribution adopted by the Trust, on behalf of the Funds, pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"), each Fund may pay distribution and related expenses up to 0.25% of its average annual net assets, as compensation, to the Advisor as Distribution Coordinator. Expenses permitted to compensate the Advisor for include preparation, printing and mailing of prospectuses, shareholder reports such as semi-annual and annual reports, performance reports and newsletters, sales literature and other promotional material to prospective investors, direct mail solicitations, advertising, public relations, compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Fund's shares, payments to financial intermediaries for shareholder support, administrative and accounting services with respect to shareholders of the Fund and such other expenses as may be approved from time to time by the Board of Trustees of the Trust.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually.

During the fiscal year ended September 30, 2000, the Rockhaven Fund paid $10,548 in distribution fees, of which $1,152 was paid out as compensation to sales personnel, $1,825 was for reimbursement of printing and postage expenses and $6,814 was for reimbursement of advertising and marketing expenses.

During the fiscal year ended September 30, 2000, the Premier Dividend Fund paid $61,970 in distribution fees, of which $11,215 was paid out as compensation to sales personnel, $10,720 was for reimbursement of printing and postage expenses and $40,035 was for reimbursement of advertising and marketing expenses.


                                    TAXATION

The Funds intend to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. Each Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. However, the Board may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Funds.

In order to qualify as a regulated investment company, each Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and
(b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, each Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If a Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested by the Fund in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carry-overs from the eight prior taxable years will be applied against capital gains. Shareholders receiving a distribution from a Fund in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

A Fund or the securities dealer effecting a redemption of the Fund's shares by a shareholder will be required to file information reports with the Internal Revenue Service ("IRS") with respect to distributions and payments made to the shareholder. In addition, a Fund will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and certain required certifications on the New Account application or with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

Each Fund intends to declare and pay dividends and other distributions, as stated in the prospectuses. In order to avoid the payment of any federal excise tax based on net income, a Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

Each Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of the Fund's foreign source income (including any foreign income taxes paid by the Fund), and
(ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If not more than 50% in value of the Fund's total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

Each Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

The use of hedging strategies, such as purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options derived by the Fund with respect to its business of investing in securities will qualify as permissible income under Subchapter M of the Code.

For accounting purposes, when a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

Any security, option, or other position entered into or held by a Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Funds that may mitigate the effects of the straddle rules.

Certain options that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

A shareholder who purchases shares of a Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the fund and the purchase price of the Fund's shares acquired by the shareholder.

Section 475 of the Code requires that a "dealer" in securities must generally "mark to market" at the end of its taxable year all securities which it owns. The resulting gain or loss is treated as ordinary (and not capital) gain or loss, except to the extent allocable to periods during which the dealer held the security for investment. The "mark to market" rules do not apply, however, to a security held for investment which is clearly identified in the dealer's records as being held for investment before the end of the day in which the security was acquired. The IRS has issued guidance under Section 475 that provides that, for example, a bank that regularly originates and sells loans is a dealer in securities, and subject to the "mark to market" rules. Shares of a Fund held by a dealer in securities will be subject to the "mark to market" rules unless they are held by the dealer for investment and the dealer property identifies the shares as held for investment.

Redemptions and exchanges of Fund shares will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends during such six-month period. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

The above discussion and the related discussion in the prospectuses are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

The Funds will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is each Fund's net investment income, substantially all of which will be declared as dividends to each Fund's shareholders.

The amount of income dividend payments by the Funds is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

                             PERFORMANCE INFORMATION

TOTAL RETURN

Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                                         n
                                 P(1 + T)  = ERV

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.


The Rockhaven Fund's average annual total return for the period November 3, 1997 (commencement of operations) through September 30, 2000 and the fiscal year ended September 30, 2000 was 13.98% and 22.04%, respectively.

The Premier Dividend Fund's average annual total return for the period November 3, 1997 (commencement of operations) through September 30, 2000 and the fiscal year ended September 30, 2000 was 25.33% and 42.01%, respectively.


Certain fees and expenses of the Funds have been waived or reimbursed from inception through September 30, 2000. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

OTHER INFORMATION

Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or guarantee future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD and BARRON'S.

                               GENERAL INFORMATION

Advisors Series Trust is an open-end management investment company organized as a Delaware Business Trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of 19 series of shares of beneficial interest, par value $0.01 per share. The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Agreement and Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created 19 series of shares, and may create additional series in the future, each of which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

Rule 18f-2 under the Investment Company Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Funds' custodian, Firstar Bank, 425 Walnut Street, Cincinnati, Ohio 45202 is responsible for holding the Funds' assets. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, OH 45246 acts as the Funds' accounting services agent. The Fund's independent accountants, PricewaterhouseCoopers, LLP, 1177 Avenue of the Americas, New York, NY 10036, audits the Funds' annual financial statements and prepares the Funds' tax returns. Paul, Hastings Janofsky & Walker are legal counsel to the Fund.


Shares of the Funds owned by the Trustees and officers as a group were less than 1% at January 4, 20001.

On January 4, 2001, the following additional persons owned of record and/or beneficially more than 5% of the Premier Dividend Fund's outstanding voting securities:

Lawrence Garlock, Greensburg, PA 15601; 17.32%
Amsouth Bancorp, Birmingham, AL 35202 - 15.58%
Catherine Snee, Philadelphia, PA 19182 - 5.81%
Snee-Reinhardt Fund, Philadelphia, PA 19182 - 5.81%

The validity of the Funds' shares have been passed on by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, CA 94104.

The Boards of the Trust, the Advisor and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased by the Funds.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE, INC.: CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa---Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C -- Bonds rated C are the lowest-rated class of bonds, and such issues can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP: CORPORATE BOND RATINGS

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- Rating.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality.

STANDARD & POOR'S RATINGS GROUP

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

     (a)  Agreement and Declaration of Trust (1)
     (b)  By-Laws (1)
     (c)  Not applicable
     (d)  (i)    Form of Investment Advisory Agreement (4)
          (ii)   Operating Expense Limitation Agreement-Unity Fund
     (e)  Distribution Agreement (2)
     (f)  Not applicable
     (g)  Custodian Agreement (3)
     (h)  (i)    Administration Agreement with Investment Company Administration
                 Corporation (2)
          (ii)   Fund Accounting Service Agreement (2)
          (iii)  Transfer Agency and Service Agreement (2)
     (i)  (i)    Opinion of Counsel-Rockhaven Fund (4)
          (ii)   Opinion of Counsel-Rockhaven Premier Dividend Fund (5)
     (j)  Consent of Auditors
     (k)  Not applicable
     (l)  Not applicable
     (m)  Form of Rule 12b-1 Plan (6)
     (n)  Not applicable
     (o)  Not applicable
     (p)  Code of Ethics
          (i)    Advisors Series Trust (7)
          (ii)   First Fund Distributors (8)
          (iii)  Avatar Investors Associates Corp.(9)
          (iv)   Chase Investment Counsel (9)
          (v)    Rockhaven Asset Management, LLC (9)
          (vi)   Segall Bryant & Hamill (9)
          (vii)  National Asset Management (9)
          (viii) Van Deventer & Hoch (10)

----------
(1) Previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on December 6, 1996 and incorporated herein by reference.
(2) Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-17391) on January 29, 1997 and incorporated herein by reference.
(3) Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-17391) on February 28, 1997 and incorporated herein by reference.
(4) Previously filed with Pre-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 333-17391) on March 19, 1998 and incorporated herein by reference.
(5) Previously filed with Pre-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 333-17391) on June 29, 1998 and incorporated herein by reference.
(6) Previously filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 333-17391) on January 15, 1999 and incorporated herein by reference.
(7) Previously filed with Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (File No. 333-17391) on April 19, 2000 and incorporated herein by reference.
(8) Previously filed with Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A (File No. 333-17391) on April 28, 2000 and incorporated herein by reference.
(9) Previously filed with Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A (File No. 333-17391) on August 23, 2000 and incorporated herein by reference.
(10) Previously filed with Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A (File No. 333-17391) on December 19, 2000 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 25. INDEMNIFICATION.

     Article VI of Registrant's By-Laws states as follows:

     Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, "agent" means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Article.

     Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

     (a) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust's best interests, and

     (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests, and

     (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

     The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

     Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

     Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with this Trust.

     No indemnification shall be made under Sections 2 or 3 of this Article:

     (a) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

     (b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

     (c) of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

     Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

     Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

     (a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

     (b)  A written opinion by an independent legal counsel.

     Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i)security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

     Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

     Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

     (a) that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

     (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

     Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

     Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     With respect to the Investment Adviser, the response to this item is incorporated by reference to the Adviser's Form ADV, File No. 801-54084.

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a)  The  Registrant's   principal   underwriter  also  acts  as  principal
underwriter for the following investment companies:

          Professionally Managed Portfolios
          Brandes Investment Trust
          Fleming Mutual Fund Group, Inc.
          Fremont Mutual Funds, Inc.
          Jurika & Voyles Fund Group
          Kayne Anderson Mutual Funds
          Masters' Select Funds Trust
          PIC Investment Trust
          Purisima Funds Trust
          Rainier Investment Management Mutual Funds
          RNC Mutual Fund Group, Inc.
          Investors Research Fund, Inc.
          Harding, Loevner Funds, Inc.
          Investec Funds
          The Dessauer Global Equity Fund
          Trust for Investment Managers
          TIFF Investment Program, Inc.
          SAMCO Funds, Inc.
          FFTW Funds, Inc.
          TT International U.S.A. Master Trust
          Builders Fixed Income Fund, Inc.

Heritage West Securities, 7373 North Scottsdale Road, Scottsdale, AZ 85253, an affiliate of Heritage West Advisors, LLC, acts as Distributor of the Heritage West Preferred Securities Income Fund. The President and Chief Financial Officer of Heritage West Securities is Craig Jolly. Heritage West Securities does not act as principal underwrite for any other investment companies.

     (b) The following information is furnished with respect to the officers and directors of First Fund Distributors, Inc.:

                                      Position and Offices        Position and
Name and Principal                    with Principal              Offices with
Business Address                      Underwriter                 Registrant
------------------                    --------------------        -------------
Robert H. Wadsworth                   President and               Vice President
4455 E. Camelback Road                Treasurer
Suite 261E
Phoenix, AZ  85018

Eric M. Banhazl                       Vice President              President,
2020 E. Financial Way, Ste. 100       Treasurer
Glendora, CA 91741                    and Trustee

Steven J. Paggioli                    Vice President and          Vice President
915 Broadway, Ste. 1605               Secretary
New York, New York 10010

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant's custodian and transfer agent, except records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see subsections
(2)(iii),  (4), (5), (6), (7), (9), (10) and (11) of Rule 31a-1(b)),  which with respect to portfolio transactions are kept by each Fund's Advisor at its address set forth in the prospectus and statement of additional information and with respect to trust documents by its administrator at 915 Broadway, New York, NY 10010 and 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 86018.

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Registrant hereby undertakes to:

     (a) Furnish each person to whom a Prospectus is delivered a copy of the applicable latest annual report to shareholders, upon request and without charge.

     (b) If requested to do so by the holders of at least 10% of the Trust's outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.

     (c) On behalf of each of its series, to change any disclosure of past performance of an Advisor to a series to conform to changes in the position of the staff of the Commission with respect to such presentation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this amendment meets the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement on Form N-1A of Advisors Series Trust to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix and State of Arizona on the 16th day of January, 2001.


                                        ADVISORS SERIES TRUST


                                        By /s/ Eric M. Banhazl*
                                           -------------------------------------
                                           Eric M. Banhazl
                                           President


     This Amendment to the Registration Statement on Form N-1A of Advisors Series Trust has been signed below by the following persons in the capacities indicated on January 16th, 2001.


Eric M. Banhazl*                        President, Principal Financial
---------------------------------       and Accounting Officer, and Trustee
Eric M. Banhazl


Walter E. Auch *                        Trustee
---------------------------------
Walter E. Auch,


Donald E. O'Connor*                     Trustee
---------------------------------
Donald E. O'Connor


George T. Wofford III*                  Trustee
---------------------------------
George T. Wofford III


* /s/ Robert H. Wadsworth
  -------------------------------
  By: Robert H. Wadsworth
      Attorney in Fact

                                    EXHIBITS

Exhibit No.                       Description
-----------                       -----------
99B.D.ii            Operating Expense Limitation Agreement-Unity Fund
99B.J               Consent of Auditors